                                                                      EXHIBIT 99


                           $465,000,000 (APPROXIMATE)
                       CERTIFICATES FOR HOME EQUITY LOANS
                                  SERIES 1999-D

                 INFORMATION REGARDING CERTAIN SUBSEQUENT LOANS

Set forth below is information regarding home equity loans transferred to the Trust or identified for inclusion in the Trust on the Closing Date. The information below relates to both the Loans described in the Prospectus Supplement dated August 13, 1999 and the Subsequent Loans. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
                                SUBSEQUENT LOANS

                                                                            % OF SUBSEQUENT
                                         % OF SUBSEQUENT                       LOANS BY
                                              LOANS      AGGREGATE PRINCIPAL  OUTSTANDING
                            NUMBER OF     BY NUMBER OF         BALANCE         PRINCIPAL
                           LOANS AS OF      LOANS AS      OUTSTANDING AS OF  BALANCE AS OF
STATE                     CUT-OFF DATE   OF CUT-OFF DATE    CUT-OFF DATE     CUT-OFF DATE
-----                    --------------- --------------- ------------------- -------------
Alabama.................      127              2.92      $  7,259,181.34          2.90%
Arizona.................      106              2.44         5,209,773.15          2.08
Arkansas................       82              1.89         3,166,889.07          1.27
California..............      239              5.50        18,459,357.20          7.38
Colorado................      128              2.95         7,164,177.42          2.87
Connecticut.............       56              1.29         4,383,437.21          1.75
Delaware................       13              0.30           726,004.30          0.29
District of Columbia....        8              0.18           462,595.30          0.19
Florida.................      217              5.00        12,717,943.56          5.09
Georgia.................      101              2.33         5,852,147.18          2.34
Idaho...................       18              0.41           829,799.00          0.33
Illinois................      266              6.13        14,388,824.29          5.76
Indiana.................      149              3.43         7,768,273.38          3.11
Iowa....................       48              1.11         2,127,871.90          0.85
Kansas..................       57              1.31         2,721,956.26          1.09
Kentucky................       69              1.59         4,357,315.01          1.74
Louisiana...............       97              2.23         5,178,204.76          2.07
Maine...................       10              0.23           623,496.23          0.25
Maryland................       91              2.10         5,776,313.05          2.31
Massachusetts...........       52              1.20         3,450,383.66          1.38
Michigan................      268              6.17        16,894,232.85          6.76
Minnesota...............       88              2.03         4,933,943.33          1.97
Mississippi.............       47              1.08         2,455,631.43          0.98
Missouri................      151              3.48         8,489,728.47          3.40
Montana.................       13              0.30           536,378.20          0.21
Nebraska................       38              0.88         2,371,741.43          0.95
Nevada..................       33              0.76         2,202,181.88          0.88
New Hampshire...........        6              0.14           476,100.00          0.19
New Jersey..............       67              1.54         5,208,168.75          2.08
New Mexico..............       17              0.39           893,389.08          0.36
New York................      139              3.20         9,069,758.73          3.63
North Carolina..........      151              3.48         8,439,983.92          3.38
North Dakota............        4              0.09           338,100.00          0.14
Ohio....................      307              7.07        16,294,615.70          6.52
Oklahoma................       54              1.24         2,775,910.71          1.11
Oregon..................       34              0.78         1,887,314.92          0.75
Pennsylvania............      170              3.92         9,148,542.46          3.66
Rhode Island............       17              0.39         1,164,075.74          0.47
South Carolina..........       74              1.70         4,387,887.43          1.76
South Dakota............       15              0.35           958,465.70          0.38
Tennessee...............       87              2.00         5,920,221.01          2.37
Texas...................      257              5.92        10,400,188.69          4.16
Utah....................       34              0.78         2,337,231.86          0.93
Vermont.................        2              0.05           175,000.00          0.07
Virginia................      133              3.06         8,188,873.76          3.28
Washington..............       81              1.87         4,999,300.71          2.00
West Virginia...........       25              0.58         1,279,588.32          0.51
Wisconsin...............       83              1.91         4,245,920.08          1.70
Wyoming.................       13              0.30           896,700.00          0.36
                            -----            ------      ---------------        ------
    Total...............    4,342            100.00%     $249,993,118.43        100.00%
                            =====            ======      ===============        ======

                     YEARS OF ORIGINATION--SUBSEQUENT LOANS

                                                                 % of Subsequent
                           Number of                                Loans by
                             Loans      Aggregate Principal   Outstanding Principal
                           as of Cut-   Balance Outstanding       Balance as of
Year of Origination         off Date    as of Cut-off Date         Cut-off Date
-------------------        ----------   -------------------  ----------------------
1997...............             16         $    314,821.60             0.13%
1998...............            236           12,888,541.35             5.16
1999...............          4,090          236,789,755.48            94.72
                             -----         ---------------           ------
    Total..........          4,342         $249,993,118.43           100.00%
                             =====         ===============           ======


           DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--SUBSEQUENT LOANS

                                                                                 % of Subsequent
                                            Number of                                Loans by
                                              Loans     Aggregate Principal    Outstanding Principal
   Original Contract                        as of Cut-  Balance Outstanding        Balance as of
  Amount (In Dollars)                        off Date   as of Cut-off Date          Cut-off Date
  -------------------                       ----------  -------------------   ------------------------
Less than $10,000.00.....................        15       $    126,915.61              0.05%
$ 10,000.00 to $ 19,999.99...............       822         11,944,504.90              4.78
$ 20,000.00 to $ 29,999.99...............       657         15,942,603.96              6.38
$ 30,000.00 to $ 39,999.99...............       449         15,419,465.10              6.17
$ 40,000.00 to $ 49,999.99...............       408         18,130,596.66              7.25
$ 50,000.00 to $ 59,999.99...............       380         20,665,585.87              8.27
$ 60,000.00 to $ 69,999.99...............       313         20,180,307.54              8.07
$ 70,000.00 to $ 79,999.99...............       288         21,382,392.11              8.55
$ 80,000.00 to $ 89,999.99...............       201         16,906,517.04              6.76
$ 90,000.00 to $ 99,999.99...............       174         16,449,263.79              6.58
$100,000.00 to $109,999.99...............       129         13,540,317.43              5.42
$110,000.00 to $119,999.99...............       102         11,606,909.95              4.64
$120,000.00 to $129,999.99...............        84         10,467,094.58              4.19
$130,000.00 to $139,999.99...............        78         10,462,177.53              4.18
$140,000.00 to $149,999.99...............        42          6,046,413.23              2.42
$150,000.00 to $159,999.99...............        41          6,324,588.18              2.53
$160,000.00 to $169,999.99...............        27          4,449,841.45              1.78
$170,000.00 to $179,999.99...............        25          4,332,800.43              1.73
$180,000.00 to $189,999.99...............        12          2,216,298.44              0.89
$190,000.00 to $199,999.99...............        12          2,333,063.29              0.93
$200,000.00 to $249,999.99...............        55         12,039,488.29              4.82
$250,000.00 to $299,999.99...............        15          4,117,733.96              1.65
Over    $299,999.99......................        13          4,908,239.09              1.96
                                              -----       ---------------            ------
    Total................................     4,342       $249,993,118.43            100.00%
                                              =====       ===============            ======

                        CONTRACT RATES--SUBSEQUENT LOANS

                                                                 % of Subsequent
                            Number of                               Loans by
                              Loans      Aggregate Principal  Outstanding Principal
                            as of Cut-   Balance Outstanding      Balance as of
    Contract Rates           off Date    as of Cut-off Date        Cut-off Date
--------------------------  ----------   ------------------- ------------------------
Less than 7.00%...........        4        $    443,685.57              0.18%
 7.01% to 8.00%...........       22           1,925,679.34              0.77
 8.01% to 9.00%...........      100          11,900,716.16              4.76
 9.01% to 10.00%..........      349          32,951,774.15             13.18
10.01% to 11.00%..........      670          55,818,665.59             22.33
11.01% to 12.00%..........      929          64,767,003.03             25.91
12.01% to 13.00%..........      756          32,204,653.57             12.88
13.01% to 14.00%..........      890          31,362,333.52             12.55
14.01% to 15.00%..........      377          12,670,910.96              5.07
15.01% to 16.00%..........      117           3,202,950.72              1.28
16.01% to 17.00%..........       66           1,531,696.66              0.61
17.01% to 18.00%..........       41             881,987.89              0.35
18.01% to 19.00%..........       19             305,061.27              0.12
Over 19.00%...............        2              26,000.00              0.01
                              -----        ---------------            ------
    Total.................    4,342        $249,993,118.43            100.00%
                              =====        ===============            ======

                 REMAINING MONTHS TO MATURITY--SUBSEQUENT LOANS

                                                               % of Subsequent
                        Number of                                  Loans by
  Months Remaining to     Loans      Aggregate Principal    Outstanding Principal
  Scheduled Maturity    as of Cut-   Balance Outstanding        Balance as of
  as of Cut-off Date     off Date    as of Cut-off Date          Cut-off Date
  -------------------   ----------   -------------------   ------------------------
Less than 60...........     90         $  1,838,941.92              0.74%
 61 to  90.............     58            2,032,888.15              0.81
 91 to 120.............    390           12,169,315.76              4.87
121 to 150.............     33            2,264,624.62              0.91
151 to 180.............  1,053           40,422,384.10             16.17
181 to 210.............      7              724,738.04              0.29
211 to 240.............  1,156           60,656,259.07             24.26
241 to 270.............      4              311,785.39              0.12
271 to 300.............    411           26,860,347.26             10.74
301 to 330.............      5              469,828.60              0.19
331 to 360.............  1,134          102,224,856.39             40.89
Greater than 360.......      1               17,149.13              0.01
                         -----         ---------------            ------
    Total..............  4,342         $249,993,118.43            100.00%
                         =====         ===============            ======

                         LIEN POSITION--SUBSEQUENT LOANS

                                                                  % of Subsequent
                         Number of                                    Loans by
                           Loans       Aggregate Principal     Outstanding Principal
                         as of Cut-    Balance Outstanding         Balance as of
Lien Position             off Date     as of Cut-off Date           Cut-off Date
-------------            ----------    -------------------   ------------------------

First...................   2,412         $197,159,390.71               78.87%
Second..................   1,901           52,272,946.83               20.91
Third...................      29              560,780.89                0.22
                           -----         ---------------              ------
    Total...............   4,342         $249,993,118.43              100.00%
                           =====         ===============              ======

                 COMBINED LOAN-TO-VALUE RATIO--SUBSEQUENT LOANS

                                                              % of Subsequent
                        Number of                                Loans by
                          Loans      Aggregate Principal   Outstanding Principal
                        as of Cut-   Balance Outstanding       Balance as of
Loan-to-Value Ratio      off Date    as of Cut-off Date         Cut-off Date
-------------------     ----------   ------------------- ------------------------

Less than 10.01%......        0        $          0.00              0.00%
10.01% to 20.00%......       12             246,409.84              0.10
20.01% to 30.00%......       19             521,672.43              0.21
30.01% to 40.00%......       21             704,218.22              0.28
40.01% to 50.00%......       40           2,098,720.06              0.84
50.01% to 60.00%......       82           3,488,558.85              1.40
60.01% to 70.00%......      147           6,772,761.04              2.71
70.01% to 80.00%......      489          26,083,939.99             10.43
80.01% to 90.00%......    1,071          65,711,307.68             26.29
Over 90.00%...........    2,461         144,365,530.32             57.75
                          -----        ---------------            ------
    Total.............    4,342        $249,993,118.43            100.00%
                          =====        ===============            ======


                 DISTRIBUTED BY CREDIT SCORE--SUBSEQUENT LOANS

                                                            % of Subsequent
                      Number of                                Loans by
                        Loans      Aggregate Principal   Outstanding Principal
                      as of Cut-   Balance Outstanding       Balance as of
Credit Score           off Date    as of Cut-off Date         Cut-off Date
-------------------   ----------   ------------------- ------------------------
Unscored............      120        $  7,082,552.37              2.83%
Less than 551.......    1,302          74,690,063.67             29.88
551-575.............      413          23,581,351.59              9.43
576-600.............      513          29,135,367.94             11.65
601-625.............      617          35,598,250.22             14.24
626-650.............      554          30,190,858.56             12.08
651-675.............      405          25,583,358.70             10.23
676-700.............      215          12,038,589.64              4.82
701-725.............      105           6,416,659.18              2.57
726-750.............       61           3,700,481.95              1.48
Greater than 750....       37           1,975,584.61              0.79
                        -----        ---------------            ------
    Total...........    4,342        $249,993,118.43            100.00%
                        =====        ===============            ======

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
                          INITIAL AND SUBSEQUENT LOANS

                                                                                 % OF
                                                                               AGGREGATE
                                         % OF AGGREGATE                         LOANS BY
                                             LOANS       AGGREGATE PRINCIPAL  OUTSTANDING
                            NUMBER OF     BY NUMBER OF         BALANCE         PRINCIPAL
                           LOANS AS OF      LOANS AS     OUTSTANDING AS OF  BALANCE AS OF
     STATE                CUT-OFF DATE   OF CUT-OFF DATE    CUT-OFF DATE     CUT-OFF DATE
     -----               --------------- --------------- ------------------- -------------
Alabama.................      271            3.20%      $ 13,569,231.19          2.71%
Arizona.................      190            2.24          9,732,971.80          1.95
Arkansas................      119            1.40          4,986,355.71          1.00
California..............      550            6.49         44,204,691.47          8.84
Colorado................      227            2.68         13,719,053.79          2.74
Connecticut.............       96            1.13          7,586,875.53          1.52
Delaware................       29            0.34          1,992,154.91          0.40
District of Columbia....       11            0.13            672,078.32          0.13
Florida.................      434            5.12         25,074,826.47          5.02
Georgia.................      239            2.82         14,710,784.93          2.94
Idaho...................       36            0.42          1,938,989.00          0.39
Illinois................      487            5.74         26,397,812.65          5.28
Indiana.................      289            3.41         14,156,282.71          2.83
Iowa....................      121            1.43          5,937,285.53          1.19
Kansas..................      121            1.43          6,226,040.61          1.25
Kentucky................      148            1.75          8,660,580.91          1.73
Louisiana...............      203            2.39         10,779,436.86          2.16
Maine...................       15            0.18            884,676.23          0.18
Maryland................      161            1.90         11,415,179.47          2.28
Massachusetts...........       88            1.04          6,312,835.85          1.26
Michigan................      504            5.94         32,228,739.31          6.45
Minnesota...............      162            1.91          9,095,652.79          1.82
Mississippi.............      105            1.24          5,574,001.25          1.11
Missouri................      286            3.37         15,992,178.48          3.20
Montana.................       20            0.24            799,637.91          0.16
Nebraska................       66            0.78          4,356,970.16          0.87
Nevada..................       63            0.74          3,728,932.81          0.75
New Hampshire...........       11            0.13            671,500.00          0.13
New Jersey..............      126            1.49          9,547,143.58          1.91
New Mexico..............       44            0.52          2,923,520.60          0.58
New York................      275            3.24         19,971,859.66          3.99
North Carolina..........      318            3.75         18,900,458.75          3.78
North Dakota............        7            0.08            477,430.64          0.10
Ohio....................      598            7.05         32,251,176.58          6.45
Oklahoma................       84            0.99          4,225,518.19          0.85
Oregon..................       57            0.67          2,894,802.27          0.58
Pennsylvania............      340            4.01         18,930,513.98          3.79
Rhode Island............       37            0.44          2,222,530.00          0.44
South Carolina..........      203            2.39         12,144,134.20          2.43
South Dakota............       34            0.40          1,840,812.16          0.37
Tennessee...............      191            2.25         12,126,058.86          2.43
Texas...................      412            4.86         17,646,940.24          3.53
Utah....................       78            0.92          5,267,986.90          1.05
Vermont.................        3            0.04            270,000.00          0.05
Virginia................      257            3.03         16,036,724.80          3.21
Washington..............      160            1.89         10,071,279.96          2.01
West Virginia...........       39            0.46          2,067,960.80          0.41
Wisconsin...............      138            1.63          7,194,733.20          1.44
Wyoming.................       26            0.31          1,575,614.00          0.32
                            -----          ------       ---------------        ------
    Total...............    8,479          100.00%      $499,992,956.02        100.00%
                            =====          ======       ===============        ======


               YEARS OF ORIGINATION--INITIAL AND SUBSEQUENT LOANS

                                                               % of Aggregate
                           Number of                              Loans by
                             Loans    Aggregate Principal   Outstanding Principal
                           as of Cut- Balance Outstanding       Balance as of
Year of Origination         off Date  as of Cut-off Date         Cut-off Date
-------------------        ---------- -------------------  ------------------------
1997...............            25       $    923,356.75            0.18%
1998...............           535         27,405,409.73            5.48
1999...............         7,919        471,664,189.54           94.33
                            -----       ---------------          ------
    Total..........         8,479       $499,992,956.02          100.00%
                            =====       ===============          ======

     DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--INITIAL AND SUBSEQUENT LOANS

                                                                               % of Aggregate
                                            Number of                             Loans by
                                              Loans    Aggregate Principal  Outstanding Principal
   Original Contract                        as of Cut- Balance Outstanding      Balance as of
  Amount (In Dollars)                        off Date  as of Cut-off Date        Cut-off Date
  -------------------                       ---------- ------------------- ------------------------
Less than $10,000.00.....................       24     $    202,788.53          0.04%
$ 10,000.00 to $ 19,999.99...............    1,521       22,307,773.30          4.46
$ 20,000.00 to $ 29,999.99...............    1,281       31,105,327.37          6.22
$ 30,000.00 to $ 39,999.99...............      879       30,260,596.73          6.05
$ 40,000.00 to $ 49,999.99...............      796       35,517,022.20          7.10
$ 50,000.00 to $ 59,999.99...............      727       39,634,009.22          7.93
$ 60,000.00 to $ 69,999.99...............      612       39,502,252.20          7.90
$ 70,000.00 to $ 79,999.99...............      584       43,470,900.50          8.69
$ 80,000.00 to $ 89,999.99...............      400       33,744,523.61          6.75
$ 90,000.00 to $ 99,999.99...............      332       31,425,727.27          6.29
$100,000.00 to $109,999.99...............      260       27,233,265.72          5.45
$110,000.00 to $119,999.99...............      221       25,190,565.89          5.04
$120,000.00 to $129,999.99...............      169       20,998,881.97          4.20
$130,000.00 to $139,999.99...............      156       20,987,561.63          4.20
$140,000.00 to $149,999.99...............       95       13,646,675.58          2.73
$150,000.00 to $159,999.99...............       81       12,480,561.69          2.50
$160,000.00 to $169,999.99...............       61       10,051,597.31          2.01
$170,000.00 to $179,999.99...............       55        9,576,921.24          1.92
$180,000.00 to $189,999.99...............       34        6,268,110.57          1.25
$190,000.00 to $199,999.99...............       29        5,648,570.85          1.13
$200,000.00 to $249,999.99...............      101       22,194,235.72          4.44
$250,000.00 to $299,999.99...............       38       10,350,073.79          2.07
Over    $299,999.99......................       23        8,195,013.13          1.64
                                             -----     ---------------        ------
    Total................................    8,479     $499,992,956.02        100.00%
                                             =====     ===============        ======


                 CONTRACT RATES--INITIAL AND SUBSEQUENT LOANS

                                                               % of Aggregate
                            Number of                             Loans by
                              Loans    Aggregate Principal  Outstanding Principal
   Range of Home Equity     as of Cut- Balance Outstanding      Balance as of
Contracts by Contract Rate   off Date  as of Cut-off Date        Cut-off Date
--------------------------  ---------- -------------------  ---------------------
 Less than 7.01%..........       5    $    579,754.18             0.12%
 7.01% to 8.00%...........      41       3,537,816.55             0.71
 8.01% to 9.00%...........     205      23,392,796.68             4.68
 9.01% to 10.00%..........     723      72,326,877.66            14.47
10.01% to 11.00%..........   1,416     119,429,081.11            23.89
11.01% to 12.00%..........   1,799     126,029,414.54            25.21
12.01% to 13.00%..........   1,441      61,599,991.24            12.32
13.01% to 14.00%..........   1,664      58,122,978.25            11.62
14.01% to 15.00%..........     682      22,457,530.21             4.49
15.01% to 16.00%..........     231       6,697,631.95             1.34
16.01% to 17.00%..........     138       3,139,590.74             0.63
17.01% to 18.00%..........      91       1,889,432.07             0.38
18.01% to 19.00%..........      38         706,838.89             0.14
Over 19.00%...............       5          83,221.95             0.02
                             -----    ---------------           ------
    Total.................   8,479    $499,992,956.02           100.00%
                             =====    ===============           ======


          REMAINING MONTHS TO MATURITY--INITIAL AND SUBSEQUENT LOANS

                                                           % of Aggregate
                        Number of                             Loans by
  Months Remaining to     Loans    Aggregate Principal  Outstanding Principal
  Scheduled Maturity    as of Cut- Balance Outstanding      Balance as of
  as of Cut-off Date     off Date  as of Cut-off Date        Cut-off Date
  -------------------   ---------- -------------------  ---------------------
31 to 60...............     154     $  3,261,857.58             0.65%
61 to 90...............     109        3,265,041.57             0.65
91 to 120..............     679       21,013,612.79             4.20
121 to 150.............      56        3,350,937.59             0.67
151 to 180.............   1,962       73,678,368.70            14.74
181 to 210.............      13        1,102,478.38             0.22
211 to 240.............   2,284      121,383,660.97            24.28
241 to 270.............       6          431,688.85             0.09
271 to 300.............     750       51,220,533.75            10.24
301 to 330.............       8          645,138.62             0.13
331 to 360.............   2,457      220,622,488.09            44.13
Greater than 360.......       1           17,149.13              *
                          -----     ---------------           ------
    Total..............   8,479     $499,992,956.02           100.00%
                          =====     ===============           ======

---------------
* Indicates an amount greater than zero but less than 0.005% of Cut-off Date Pool Principal Balance.

                  LIEN POSITION--INITIAL AND SUBSEQUENT LOANS


                                                             % of Aggregate
                         Number of                              Loans by
                          Loans      Aggregate Principal  Outstanding Principal
                         as of Cut-  Balance Outstanding      Balance as of
Lien Position             off Date   as of Cut-off Date        Cut-off Date
----------------------   ----------  -------------------  ---------------------
First...................  4,830     $397,385,949.14               79.48%
Second..................  3,577      101,186,372.96               20.24
Third...................     72        1,420,633.92                0.28
                          -----     ---------------              ------
    Total...............  8,479     $499,992,956.02              100.00%
                          =====     ===============              ======


          COMBINED LOAN-TO-VALUE RATIO--INITIAL AND SUBSEQUENT LOANS

                                                           % of Aggregate
                        Number of                             Loans by
                          Loans    Aggregate Principal  Outstanding Principal
                        as of Cut- Balance Outstanding      Balance as of
Loan-to-Value Ratio      off Date  as of Cut-off Date        Cut-off Date
-------------------     ---------- -------------------  ---------------------
Less than 10.01%.......      3    $     71,000.00              0.01%
10.01 to 20.00%........     18         454,802.70              0.09
20.01 to 30.00%........     42       1,274,418.54              0.25
30.01 to 40.00%........     42       1,407,034.52              0.28
40.01 to 50.00%........     88       3,771,504.11              0.75
50.01 to 60.00%........    142       6,146,555.21              1.23
60.01 to 70.00%........    278      12,264,203.38              2.45
70.01 to 80.00%........    945      53,011,325.08             10.60
80.01 to 90.00%........  2,244     139,763,092.61             27.95
Over 90.00%............  4,677     281,829,019.87             56.37
                         -----    ---------------            ------
    Total..............  8,479    $499,992,956.02            100.00%
                         =====    ===============            ======


           DISTRIBUTED BY CREDIT SCORE--INITIAL AND SUBSEQUENT LOANS

                                                            % of Aggregate
                      Number of                                Loans by
                        Loans      Aggregate Principal   Outstanding Principal
                      as of Cut-   Balance Outstanding       Balance as of
Credit Score           off Date    as of Cut-off Date         Cut-off Date
-------------------   ----------   ------------------- ------------------------
Unscored............      320        $ 20,916,389.04              4.18%
Less than 551.......    2,421         134,907,983.07             26.98
551-575.............      783          47,523,001.76              9.50
576-600.............    1,035          62,070,621.48             12.41
601-625.............    1,221          72,248,240.37             14.45
626-650.............    1,076          62,499,350.99             12.50
651-675.............      776          48,851,032.44              9.77
676-700.............      450          27,230,230.37              5.45
701-725.............      195          12,052,800.12              2.41
726-750.............      111           6,382,726.72              1.28
Greater than 750....       91           5,310,579.66              1.06
                        -----        ---------------            ------
    Total...........    8,479        $499,992,956.02            100.00%
                        =====        ===============            ======